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Exhibit 23.1

                                                        [GRAPHIC OMITTED]


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Universal Display Corporation:


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed S-8 Registration No. 333-92649, SB-2 Registration No. 333-81983, and S-3 Registration Nos. 333-40760, 333-48810, 333-50990.


                                                 /s/ Arthur Andersen LLP


Philadelphia, Pennsylvania
  March 20, 2001